EQ ADVISORS TRUST

SUPPLEMENT DATED JULY 28, 2008 TO THE

PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Information Regarding

EQ/AllianceBernstein Value Portfolio

John Phillips and Chris Marx no longer have responsibility for the day-to-day management of the Portfolio and references to them in the section “Who Manages the Portfolio” are deleted.

Information Regarding EQ/Ariel Appreciation II Portfolio

Ariel Capital Management, LLC has changed its name to Ariel Investments.

Information Regarding EQ/Calvert Socially Responsible Portfolio

The fourth paragraph in the section “The Investment Strategy” is deleted and replaced with the following:

The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

Information Regarding EQ/JPMorgan Core Bond Portfolio

Effective June 30, 2008, Timothy N. Neuman and William H. Eigen III are responsible for the day-to-day management of the Portfolio. The third and fourth paragraphs in the section “Who Manages the Portfolio” are replaced with the following:

Timothy N. Neumann, Managing Director, and head of portfolio management for JPMorgan New York Fixed Income. He is the head of the portfolio manager group and oversees the Core Investment Grade Strategy. He is a member of the Global Macro Strategy Team and works with the specialized sector teams to deliver account-specific portfolio strategy. Mr. Neumann has been a portfolio manager with JPMorgan since 1997 and has day-to-day management responsibilities with respect to the Portfolio.

William H. Eigen III, Managing Director, is the head of Core Plus and Absolute Return Fixed Income strategies for JPMorgan Asset Management as well as a member of the Global Macro Strategy Team. He has been with JPMorgan since 2008. Prior to joining JPMorgan, Mr. Eigen headed the Fixed Income Group at Highbridge Capital Management, LLC (“Highbridge”), an indirect majority owned subsidiary of JPMorgan since December 2004 and spent 12 years at Fidelity Investments as an analyst and lead portfolio manager.

Information Regarding EQ/JPMorgan Value Opportunities Portfolio

Effective June 30, 2008, Alan H. Gutmann is solely responsible for the day-to-day management of the Portfolio. The second paragraph in the section “Who Manages the Portfolio” is replaced with the following:

Alan H. Gutmann, Vice President, is primarily responsible for the day-to-day management of the Portfolio. Mr. Gutmann is a Vice President and Portfolio Manager in the Large Cap Value Strategy Team and has been with JPMorgan in this capacity since 2003.

Information Regarding EQ/Lord Abbett Large Cap Core Portfolio

Effective July 28, 2008, Randy Reynolds replaced Paul J. Volovich as a senior member of the team that is responsible for the management of the Portfolio. The second paragraph in the section “Who Manages the Portfolio” is replaced with the following:

A team of portfolio managers is responsible for the management of the Large Cap Core Portfolio. The team is supported by an equity research team that provides company, industry, sector and macroeconomic research and analysis. Daniel H. Frascarelli, CFA heads the portfolio management team. The other senior member of the team is Randy Reynolds, CFA. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Frascarelli, Partner and Portfolio Manager, joined Lord Abbett in 1990 and has had portfolio management responsibility since that time. He has been a member since the Portfolio’s inception. Mr. Reynolds, Portfolio Manager, joined Lord Abbett in 1999 and has served as a quantitative and research analyst for several investment strategies since that time.

Information Regarding EQ/Lord Abbett Mid Cap Value Portfolio

Effective June 27, 2008, Jeff Diamond is a member, and Edward von der Linde is no longer a member, of the team of portfolio managers that is responsible for the day-to-day management of the Portfolio. The second paragraph in the section “Who Manages the Portfolio” is replaced with the following:

A team of portfolio managers is responsible for the management of the Mid Cap Value Portfolio. The team is supported by an equity research team that provides company, industry, sector and macroeconomic research and analysis. Howard E. Hansen, CFA, Partner and Portfolio Manager, heads the portfolio management team. Mr. Hansen joined Lord Abbett in 1995 and has had portfolio management responsibility since that time. Mr. Hansen has been a member of the team since the Portfolio’s inception. Assisting Mr. Hansen is Jeff Diamond, CFA, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Mr. Hansen and Mr. Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

Information Regarding

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

Effective June 30, 2008, Marc Reinganum replaced Nikolaos Monoyios as Portfolio Manager of the Portfolio. The second and third paragraphs in the section “Who Manages the Portfolio” are replaced with the following:

Marc Reinganum and Mark Zavanelli are primarily responsible for the day-to-day management of the Portfolio’s investments.

Dr. Marc Reinganum, has been a Vice President of Oppenheimer and Director of Quantitative Research and Portfolio Strategist for Equities since September 2002. Dr. Reinganum joined Oppenheimer in 2002.

Information Regarding EQ/Short Duration Bond Portfolio

Effective June 17, 2008, Todd Kopstein is no longer responsible for day-to-day management of the Portfolio. He is replaced by Curtis Arledge and Thomas Musmanno. The fourth paragraph in the section “Who Manages the portfolio” is replaced with the following:

Curtis Arledge, Managing Director of BlackRock and co-head of its U.S. Fixed Income Portfolio Management Team since July 1, 2008. Prior to joining BlackRock, Mr. Arledge was a Managing Director and head of the Fixed Income Division at Wachovia Corp. for the past twelve years.

Thomas Musmanno, CFA a Director BlackRock since 2006. He co-manages the short duration and LIBOR Plus Portfolios. Mr. Musmanno was a Director of Merrill Lynch Investment Management (“MLIM”) from 2004 to 2006, and a portfolio manager with MLIM from 1996-2006.